MPLX LP Announces Unitholder Consent Deadline and Anticipated Closing Date of the Andeavor Logistics Acquisition

FINDLAY, Ohio, June 28, 2019 - MPLX LP (NYSE: MPLX) and Andeavor Logistics LP (NYSE: ANDX) today announced that the Board of Directors of the general partner of ANDX has set June 28, 2019 as the record date for determining holders of ANDX common units entitled to execute and deliver written consents with respect to the proposed acquisition. The consent process will conclude on July 29, 2019.

ANDX’s general partner and a subsidiary of Marathon Petroleum Corporation (NYSE: MPC), which together own approximately 64% of ANDX’s common units, have delivered written consents adopting and approving in all respects the Agreement and Plan of Merger, dated as of May 7, 2019 (the "Merger Agreement") and the transactions contemplated thereby. The delivery of these consents is sufficient to adopt the Merger Agreement and approve the acquisition of ANDX by MPLX, without the receipt of written consent from any other holder of ANDX units.

MPLX expects the closing of the acquisition to occur on July 30, 2019, subject to the satisfaction or waiver of the remaining customary conditions to closing. Given the anticipated timing of the closing of the transaction, the parties expect that ANDX common unitholders will not receive any future distributions from ANDX but instead will receive a second quarter 2019 distribution as and when declared by the Board of Directors of the general partner of MPLX (the “MPLX Board”) with respect to the MPLX common units expected to be issued in connection with the merger. Additionally, the parties expect that ANDX Series A Preferred unitholders will not receive any future distributions from ANDX, but instead will receive the semi-annual distribution payable August 15, 2019, when declared by the MPLX Board, on MPLX Series B Preferred units expected to be issued in connection with the Merger.

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About MPLX LP

MPLX is a diversified, large-cap master limited partnership that owns and operates midstream energy infrastructure and logistics assets, and provides fuels distribution services. MPLX's assets include a network of crude oil and refined product pipelines; an inland marine business; light-product terminals; storage caverns; refinery tanks, docks, loading racks, and associated piping; and crude and light-product marine terminals. The company also owns crude oil and natural gas gathering systems and pipelines as well as natural gas and NGL processing and fractionation facilities in key U.S. supply basins. More information is available at www.MPLX.com

About Andeavor Logistics LP

Andeavor Logistics LP is a fee-based, full-service, diversified midstream logistics company, with integrated assets across the western and mid-continent regions of the United States. Andeavor Logistics operates through three business segments: Terminalling and Transportation, Gathering and Processing and Wholesale. The Terminalling and Transportation segment consists of marine terminals, refined product truck terminals, rail terminals, dedicated storage facilities and transportation pipelines. The Gathering and Processing segment consists of crude oil gathering systems and pipelines as well as natural gas gathering pipelines, processing facilities and fractionation facilities. The Wholesale segment consists of a fee-based fuel wholesale business. Andeavor Logistics is a Delaware limited partnership headquartered in Findlay, Ohio.

Investor Relations Contacts:
Kristina Kazarian (419) 421-2071

Media Contacts:
Hamish Banks (419) 421-2521
Jamal Kheiry (419) 421-3312

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws regarding MPLX LP (MPLX) and Andeavor Logistics LP (ANDX). These forward-looking statements relate to, among other things, the proposed acquisition of ANDX by MPLX and include expectations, estimates and projections concerning the business and operations, financial priorities and strategic plans of the combined entity. These statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause MPLX’s or ANDX’s actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed transaction between MPLX and ANDX on the proposed terms and timetable; the ability to satisfy various conditions to the closing of the transaction contemplated by the merger agreement; the ability to obtain regulatory approvals for the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entity in connection with the consummation of the proposed transaction; the risk that anticipated opportunities and any other synergies from or anticipated benefits of the proposed transaction may not be fully realized or may take longer to realize than expected, including whether the proposed transaction will be accretive within the expected timeframe or at all; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of ANDX or MPLX; the amount and timing of future distributions; negative capital market conditions, including an increase of the current yield on common units; the ability to achieve strategic and financial objectives, including with respect to distribution coverage, future distribution levels, proposed projects and completed transactions; adverse changes in laws including with respect to tax and regulatory matters; the adequacy of capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and access to debt on commercially reasonable terms, and the ability to successfully execute business plans, growth strategies and self-funding models; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; continued/further volatility in and/or degradation of market and industry conditions; changes to the expected construction costs and timing of projects and planned investments, and the ability to obtain regulatory and other approvals with respect thereto; completion of midstream infrastructure by competitors; disruptions due to equipment interruption or failure, including electrical shortages and power grid failures; the suspension, reduction or termination of Marathon Petroleum Corporation’s (MPC) obligations under MPLX’s and ANDX’s commercial agreements; modifications to financial policies, capital budgets, and earnings and distributions; the ability to manage disruptions in credit markets or changes to credit ratings; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations and/or enforcement actions initiated thereunder; adverse results in litigation; other risk factors inherent to MPLX’s and ANDX’s industry; risks related to MPC; and the factors set forth under the heading “Risk Factors” in MPLX’s and ANDX’s respective Annual Reports on Form 10-K for the year ended Dec. 31, 2018, filed with the Securities and Exchange Commission (SEC).

Factors that could cause MPC's actual results to differ materially from those implied in the forward-looking statements include: the risk that the cost savings and any other synergies from the Andeavor transaction may not be fully realized or may take longer to realize than expected; disruption from the Andeavor transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of Andeavor; risks as set forth above related to the acquisition of ANDX by MPLX; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; the ability to manage disruptions in credit markets or changes to credit ratings; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute business plans and to effect any share repurchases or dividend increases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on the business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX or ANDX; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2018, filed with the SEC.

We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our respective management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.

Additional Information and Where to Find It

In connection with the proposed acquisition, MPLX and ANDX have filed relevant materials with the SEC, including MPLX’s registration statement on Form S-4 that includes a definitive consent statement and a prospectus and was declared effective by the SEC on June 28, 2109. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE CONSENT STATEMENT AND PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final consent statement/prospectus will be sent to unitholders of ANDX. Investors and security holders will be able to obtain these documents free of charge at the SEC’s website, www.sec.gov, from ANDX at its website, http://ir.andeavorlogistics.com, or by contacting ANDX’s Investor Relations at (419) 421-2414, or from MPLX at its website, http://ir.mplx.com, or by contacting MPLX’s Investor Relations at (419) 421-2414.

Participants in Solicitation

MPLX, ANDX, MPC and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents in respect of the proposed transaction. Information concerning MPLX’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended Dec. 31, 2018, which was filed with the SEC on Feb. 28, 2019. Information concerning ANDX’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended Dec. 31, 2018, which was filed with the SEC on Feb. 28, 2019. Information concerning MPC’s executive officers is set forth in its Annual Report on Form 10-K for the year ended Dec. 31, 2018, which was filed with the SEC on Feb. 28, 2019. Information about MPC’s directors is set forth in its Definitive Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on March 14, 2019. Investors and security holders will be able to obtain the documents free of charge from the sources indicated above, and with respect to MPC, from its website, https://www.marathonpetroleum.com/Investors/, or by contacting MPC’s Investor Relations at (419) 421-2414. Additional information regarding the interests of such participants in the solicitation of consents in respect of the proposed transaction are included in the registration statement and consent statement/prospectus and other relevant materials filed with the SEC.